NATIONS FUND, INC.

                        NATIONS INTERNATIONAL GROWTH FUND

                          Supplement dated May 8, 2000
              to Prospectuses dated August 1, 1999, as supplemented

The prospectuses for all share classes of Nations International Growth Fund are hereby supplemented by:

     1. Adding the following bullet point paragraph at the end of the section entitled "About the International Funds -- Nations International Growth Fund -- Risks and other things to consider":

o Proposed reorganization - On April 26, 2000, the Board of Directors of Nations Fund, Inc. approved the reorganization of Nations International Growth Fund into Nations International Equity Fund. Under an Agreement and Plan of Reorganization (the "Plan"), Nations International Equity Fund will acquire all of the assets of Nations International Growth Fund in exchange for corresponding shares of equal value of Nations International Equity Fund and the assumption by Nations International Equity Fund of all liabilities of Nations International Growth Fund. If the Plan is approved by shareholders of Nations International Growth Fund at a special meeting of shareholders that has been called for early August 2000, the reorganization is expected to occur in mid-September 2000.

     2. Adding the following sentence at the end of the first paragraph of the section entitled "An overview of the Funds":

              As of May 15, 2000, Nations International Growth Fund is closed to new investors. Current shareholders of this Fund may continue to purchase additional shares.